                                                                    Exhibit 20.1

                         Chase Manhattan Bank USA, N.A.
                      Monthly Certificateholder's Statement

                         Chase Credit Card Master Trust
                                  Series 1996-4

                                                 Distribution Date:   12/16/2002

Section 5.2 - Supplement                                       Class A          Class B       Collateral             Total
---------------------------------------------------------------------------------------------------------------------------------
(i)    Monthly Principal Distributed                                   0.00           0.00            0.00                  0.00

(ii)   Monthly Interest Distributed                            1,821,895.83     173,925.51      259,141.78          2,254,963.12
       Deficiency Amounts                                              0.00           0.00                                  0.00
       Additional Interest                                             0.00           0.00                                  0.00
       Accrued and Unpaid Interest                                                                    0.00                  0.00

(iii)  Collections of Principal Receivables                  192,833,266.79  16,069,347.07   20,660,798.98        229,563,412.84

(iv)   Collections of Finance Charge Receivables              16,938,486.66   1,411,532.49    1,814,845.92         20,164,865.08

(v)    Aggregate Amount of Principal Receivables                                                               32,019,190,777.91

                                    Investor Interest      1,400,000,000.00 116,666,000.00  150,000,666.67      1,666,666,666.67
                                    Adjusted Interest      1,400,000,000.00 116,666,000.00  150,000,666.67      1,666,666,666.67

                                              Series
       Floating Investor Percentage            5.21%                 84.00%          7.00%           9.00%               100.00%
       Fixed Investor Percentage               5.21%                 84.00%          7.00%           9.00%               100.00%

(vi)   Receivables Delinquent (As % of Total Receivables)
               Current                                                                                                    95.54%
               30 to 59 days                                                                                               1.43%
               60 to 89 days                                                                                               1.07%
               90 or more days                                                                                             1.96%
                                                                                                              -------------------
                                    Total Receivables                                                                    100.00%

(vii)  Investor Default Amount                                 6,371,287.28     530,937.57      682,640.96          7,584,865.80

(viii) Investor Charge-Offs                                            0.00           0.00            0.00                  0.00

(ix)   Reimbursed Investor Charge-Offs/Reductions                      0.00           0.00            0.00

(x)    Net Servicing Fee                                       1,166,666.67      97,221.67      125,000.56          1,388,888.89

(xi)   Portfolio Yield (Net of Defaulted Receivables)*                                                                     9.26%

(xii)  Reallocated Monthly Principal                                                  0.00            0.00                  0.00

(xiii) Closing Investor Interest (Class A Adjusted)        1,400,000,000.00 116,666,000.00  150,000,666.67      1,666,666,666.67

(xiv)  LIBOR                                                                                                             1.38125%

(xv)   Principal Funding Account Balance                                                                                    0.00

(xvii) Accumulation Shortfall                                                                                               0.00

(xviii)Principal Funding Investment Proceeds                                                                                0.00

(xx)   Principal Investment Funding Shortfall                                                                               0.00

(xxi)  Available Funds                                        15,771,820.00   1,314,310.82    1,689,845.37         18,775,976.19

(xxii) Certificate Rate                                            1.51125%       1.73125%        2.00625%
---------------------------------------------------------------------------------------------------------------------------------

* Effective with the November 02 Monthly Period, the yield from the Collections of Finance Charge Receivables portion of the Portfolio Yield is annualized based on a 365 day year / actual number of days in the calendar month.

       By:
               ---------------------------------
       Name:   Patricia M. Garvey
       Title:  Vice President

                         Chase Manhattan Bank USA, N.A.
                      Monthly Certificateholder's Statement

                         Chase Credit Card Master Trust
                                  Series 1997-1

                                                 Distribution Date:   12/16/2002

Section 5.2 - Supplement                                     Class A         Class B         Collateral              Total
----------------------------------------------------------------------------------------------------------------------------------
(i)    Monthly Principal Distributed                                0.00             0.00             0.00                   0.00

(ii)   Monthly Interest Distributed                         1,456,946.18       137,916.33       215,518.63           1,810,381.14
       Deficiency Amounts                                           0.00             0.00                                    0.00
       Additional Interest                                          0.00             0.00                                    0.00
       Accrued and Unpaid Interest                                                                    0.00                   0.00

(iii)  Collections of Principal Receivables               158,398,754.86    13,199,850.33    16,971,341.07         188,569,946.26

(iv)   Collections of Finance Charge Receivables           13,913,756.90     1,159,475.71     1,490,763.70          16,563,996.31

(v)    Aggregate Amount of Principal Receivables                                                                32,019,190,777.91

                                    Investor Interest   1,150,000,000.00   95,833,000.00   123,214,619.00       1,369,047,619.00
                                    Adjusted Interest   1,150,000,000.00   95,833,000.00   123,214,619.00       1,369,047,619.00

                                                 Series
       Floating Investor Percentage                4.28%          84.00%            7.00%            9.00%                100.00%
       Fixed Investor Percentage                   4.28%          84.00%            7.00%            9.00%                100.00%

(vi)   Receivables Delinquent (As % of Total Receivables)
               Current                                                                                                     95.54%
               30 to 59 days                                                                                                1.43%
               60 to 89 days                                                                                                1.07%
               90 or more days                                                                                              1.96%
                                                                                                               -------------------
                                    Total Receivables                                                                     100.00%

(vii)  Investor Default Amount                              5,233,557.41       436,128.27       560,739.81           6,230,425.48

(viii) Investor Charge-Offs                                         0.00             0.00             0.00                   0.00

(ix)   Reimbursed Investor Charge-Offs/Reductions                   0.00             0.00             0.00

(x)    Net Servicing Fee                                      958,333.33        79,860.83       102,678.85           1,140,873.02

(xi)   Portfolio Yield (Net of Defaulted Receivables)*                                                                      9.26%

(xii)  Reallocated Monthly Principal                                                 0.00             0.00                   0.00

(xiii) Closing Investor Interest (Class A Adjusted)      1,150,000,000.00   95,833,000.00   123,214,619.00       1,369,047,619.00

(xiv)  LIBOR                                                                                                              1.38125%

(xv)   Principal Funding Account Balance                                                                                     0.00

(xvii) Accumulation Shortfall                                                                                                0.00

(xviii)Principal Funding Investment Proceeds                                                                                 0.00

(xx)   Principal Investment Funding Shortfall                                                                                0.00

(xxi)  Available Funds                                     12,955,423.57     1,079,614.88     1,388,084.85          15,423,123.30

(xxii) Certificate Rate                                         1.47125%         1.67125%         2.03125%
----------------------------------------------------------------------------------------------------------------------------------

* Effective with the November 02 Monthly Period, the yield from the Collections of Finance Charge Receivables portion of the Portfolio Yield is annualized based on a 365 day year / actual number of days in the calendar month.

           By:
               ---------------------------------
           Name: Patricia M. Garvey
           Title: Vice President

                         Chase Manhattan Bank USA, N.A.
                      Monthly Certificateholder's Statement

                         Chase Credit Card Master Trust
                                  Series 1997-4

                                                 Distribution Date:   12/16/2002
                                                 Period Type:       Accumulation

Section 5.2 - Supplement                                  Class A        Class B      Collateral             Total
--------------------------------------------------------------------------------------------------------------------------
(i)    Monthly Principal Distributed                   600,000,000.00           0.00 42,857,143.00         642,857,143.00

(ii)   Monthly Interest Distributed                        796,312.50      74,970.49    109,676.34             980,959.33
       Deficiency Amounts                                        0.00           0.00                                 0.00
       Additional Interest                                       0.00           0.00                                 0.00
       Accrued and Unpaid Interest                                                            0.00                   0.00

(iii)  Collections of Principal Receivables             82,642,828.62   6,886,902.39  8,854,588.88          98,384,319.89

(iv)   Collections of Finance Charge Receivables         7,259,351.43     604,945.95    777,787.66           8,642,085.04

(v)    Aggregate Amount of Principal Receivables                                                        32,019,190,777.91

                                    Investor Interest  600,000,000.00  50,000,000.00 64,285,715.00         714,285,715.00
                                    Adjusted Interest  600,000,000.00  50,000,000.00 64,285,715.00         714,285,715.00

                                             Series
       Floating Investor Percentage              2.23%         84.00%          7.00%         9.00%                100.00%
       Fixed Investor Percentage                 2.23%         84.00%          7.00%         9.00%                100.00%

(vi)   Receivables Delinquent (As % of Total Receivables)
               Current                                                                                             95.54%
               30 to 59 days                                                                                        1.43%
               60 to 89 days                                                                                        1.07%
               90 or more days                                                                                      1.96%
                                                                                                       -------------------
                                    Total Receivables                                                             100.00%

(vii)  Investor Default Amount                           2,730,551.69     227,545.97    292,559.11           3,250,656.78

(viii) Investor Charge-Offs                                      0.00           0.00          0.00                   0.00

(ix)   Reimbursed Investor Charge-Offs/Reductions                0.00           0.00          0.00

(x)    Net Servicing Fee                                   500,000.00      41,666.67     53,571.43             595,238.10

(xi)   Portfolio Yield (Net of Defaulted Receivables)*                                                              9.26%

(xii)  Reallocated Monthly Principal                                            0.00          0.00                   0.00

(xiii) Closing Investor Interest (Class A Adjusted)              0.00  50,000,000.00 21,428,572.00          71,428,572.00

(xiv)  LIBOR                                                                                                     1.38125%

(xv)   Principal Funding Account Balance                                                                             0.00

(xvii) Accumulation Shortfall                                                                                        0.00

(xviii)Principal Funding Investment Proceeds                                                                         0.00

(xx)   Principal Investment Funding Shortfall                                                                        0.00

(xxi)  Available Funds                                   6,762,573.22     563,279.29    724,216.23           8,050,068.74

(xxii) Certificate Rate                                      1.54125%       1.74125%      1.98125%
--------------------------------------------------------------------------------------------------------------------------

* Effective with the November 02 Monthly Period, the yield from the Collections of Finance Charge Receivables portion of the Portfolio Yield is annualized based on a 365 day year / actual number of days in the calendar month.

       By:
               ----------------------------------------
       Name:   Patricia M. Garvey
       Title:  Vice President

                         Chase Manhattan Bank USA, N.A.
                      Monthly Certificateholder's Statement

                         Chase Credit Card Master Trust
                                  Series 1997-5

                                                 Distribution Date:   12/16/2002
                                                 Period Type:       Accumulation

Section 5.2 - Supplement                                    Class A         Class B      Collateral            Total
----------------------------------------------------------------------------------------------------------------------------
(i)    Monthly Principal Distributed                      500,000,000.00           0.00 22,727,364.00        522,727,364.00

(ii)   Monthly Interest Distributed                         2,580,833.33     151,230.58     69,567.91          2,801,631.82
       Deficiency Amounts                                           0.00           0.00                                0.00
       Additional Interest                                          0.00           0.00          0.00                  0.00
       Accrued and Unpaid Interest                                                                                     0.00

(iii)  Collections of Principal Receivables                68,869,023.85   3,913,000.20  5,478,230.44         78,260,254.49

(iv)   Collections of Finance Charge Receivables            6,049,459.52     343,718.19    481,208.12          6,874,385.83

(v)    Aggregate Amount of Principal Receivables                                                          32,019,190,777.91

                                    Investor Interest     500,000,000.00  28,409,000.00 39,772,819.00        568,181,819.00
                                    Adjusted Interest     500,000,000.00  28,409,000.00 39,772,819.00        568,181,819.00

                                              Series
       Floating Investor Percentage               1.77%           88.00%          5.00%         7.00%               100.00%
       Fixed Investor Percentage                  1.77%           88.00%          5.00%         7.00%               100.00%

(vi)   Receivables Delinquent (As % of Total Receivables)
               Current                                                                                               95.54%
               30 to 59 days                                                                                          1.43%
               60 to 89 days                                                                                          1.07%
               90 or more days                                                                                        1.96%
                                                                                                         -------------------
                                    Total Receivables                                                               100.00%

(vii)  Investor Default Amount                              2,275,459.74     129,287.07    181,002.90          2,585,749.71

(viii) Investor Charge-Offs                                         0.00           0.00          0.00                  0.00

(ix)   Reimbursed Investor Charge-Offs/Reductions                   0.00           0.00          0.00

(x)    Net Servicing Fee                                      416,666.67      23,674.17     33,144.02            473,484.85

(xi)   Portfolio Yield (Net of Defaulted Receivables)*                                                                9.26%

(xii)  Reallocated Monthly Principal                                               0.00          0.00                  0.00

(xiii) Closing Investor Interest (Class A Adjusted)                 0.00  28,409,000.00 17,045,455.00         45,454,455.00

(xiv)  LIBOR                                                                                                       1.38125%

(xv)   Principal Funding Account Balance                                                                               0.00

(xvii) Accumulation Shortfall                                                                                          0.00

(xviii)Principal Funding Investment Proceeds                                                                           0.00

(xx)   Principal Investment Funding Shortfall                                                                          0.00

(xxi)  Available Funds                                      5,635,478.33     320,044.02    448,064.10          6,403,586.45

(xxii) Certificate Rate                                         6.19400%       6.38800%      2.03125%
----------------------------------------------------------------------------------------------------------------------------

* Effective with the November 02 Monthly Period, the yield from the Collections of Finance Charge Receivables portion of the Portfolio Yield is annualized based on a 365 day year / actual number of days in the calendar month.

       By:
               -----------------------------
       Name:   Patricia M. Garvey
       Title:  Vice President

                         Chase Manhattan Bank USA, N.A.
                      Monthly Certificateholder's Statement

                         Chase Credit Card Master Trust
                                  Series 1998-3

                                                 Distribution Date:   12/16/2002
                                                 Period Type:          Revolving

Section 5.2 - Supplement                                    Class A         Class B      Collateral            Total
----------------------------------------------------------------------------------------------------------------------------
(i)    Monthly Principal Distributed                                0.00           0.00          0.00                  0.00

(ii)   Monthly Interest Distributed                         3,000,000.00     174,711.25     75,850.31          3,250,561.56
       Deficiency Amounts                                           0.00           0.00                                0.00
       Additional Interest                                          0.00           0.00          0.00                  0.00
       Accrued and Unpaid Interest                                                                                     0.00

(iii)  Collections of Principal Receivables                82,642,828.62   4,695,490.05  6,573,986.61         93,912,305.28

(iv)   Collections of Finance Charge Receivables            7,259,351.43     412,452.15    577,459.41          8,249,262.99

(v)    Aggregate Amount of Principal Receivables                                                          32,019,190,777.91

                                    Investor Interest     600,000,000.00  34,090,000.00 47,728,182.00        681,818,182.00
                                    Adjusted Interest     600,000,000.00  34,090,000.00 47,728,182.00        681,818,182.00

                                              Series
       Floating Investor Percentage               2.13%           88.00%          5.00%         7.00%               100.00%
       Fixed Investor Percentage                  2.13%           88.00%          5.00%         7.00%               100.00%

(vi)   Receivables Delinquent (As % of Total Receivables)
               Current                                                                                               95.54%
               30 to 59 days                                                                                          1.43%
               60 to 89 days                                                                                          1.07%
               90 or more days                                                                                        1.96%
                                                                                                         -------------------
                                    Total Receivables                                                               100.00%

(vii)  Investor Default Amount                              2,730,551.69     155,140.85    217,207.11          3,102,899.65

(viii) Investor Charge-Offs                                         0.00           0.00          0.00                  0.00

(ix)   Reimbursed Investor Charge-Offs/Reductions                   0.00           0.00          0.00

(x)    Net Servicing Fee                                      500,000.00      28,408.33     39,773.49            568,181.82

(xi)   Portfolio Yield (Net of Defaulted Receivables)*                                                                9.26%

(xii)  Reallocated Monthly Principal                                               0.00          0.00                  0.00

(xiii) Closing Investor Interest (Class A Adjusted)       600,000,000.00  34,090,000.00 47,728,182.00        681,818,182.00

(xiv)  LIBOR                                                                                                       1.38125%

(xv)   Principal Funding Account Balance                                                                               0.00

(xvii) Accumulation Shortfall                                                                                          0.00

(xviii)Principal Funding Investment Proceeds                                                                           0.00

(xx)   Principal Investment Funding Shortfall                                                                          0.00

(xxi)  Available Funds                                      6,762,571.13     384,043.82    537,685.93          7,684,300.87

(xxii) Certificate Rate                                         6.00000%       6.15000%      2.03125%
----------------------------------------------------------------------------------------------------------------------------

* Effective with the November 02 Monthly Period, the yield from the Collections of Finance Charge Receivables portion of the Portfolio Yield is annualized based on a 365 day year / actual number of days in the calendar month.

       By:
               -----------------------------
       Name:   Patricia M. Garvey
       Title:  Vice President

                         Chase Manhattan Bank USA, N.A.
                      Monthly Certificateholder's Statement

                         Chase Credit Card Master Trust
                                  Series 1998-5

                                                 Distribution Date:   12/16/2002
                                                 Period Type:          Revolving

Section 5.2 - Supplement                                  Class A        Class B      Collateral             Total
--------------------------------------------------------------------------------------------------------------------------
(i)    Monthly Principal Distributed                             0.00           0.00          0.00                   0.00

(ii)   Monthly Interest Distributed                        862,671.88      81,217.03    129,561.98           1,073,450.89
       Deficiency Amounts                                        0.00           0.00                                 0.00
       Additional Interest                                       0.00           0.00                                 0.00
       Accrued and Unpaid Interest                                                            0.00                   0.00

(iii)  Collections of Principal Receivables             89,529,731.01   7,460,719.09  9,592,563.03         106,583,013.13

(iv)   Collections of Finance Charge Receivables         7,864,297.38     655,350.05    842,611.36           9,362,258.79

(v)    Aggregate Amount of Principal Receivables                                                        32,019,190,777.91

                                    Investor Interest  650,000,000.00  54,166,000.00 69,643,524.00         773,809,524.00
                                    Adjusted Interest  650,000,000.00  54,166,000.00 69,643,524.00         773,809,524.00

                                             Series
       Floating Investor Percentage              2.42%         84.00%          7.00%         9.00%                100.00%
       Fixed Investor Percentage                 2.42%         84.00%          7.00%         9.00%                100.00%

(vi)   Receivables Delinquent (As % of Total Receivables)
               Current                                                                                             95.54%
               30 to 59 days                                                                                        1.43%
               60 to 89 days                                                                                        1.07%
               90 or more days                                                                                      1.96%
                                                                                                       -------------------
                                    Total Receivables                                                             100.00%

(vii)  Investor Default Amount                           2,958,097.66     246,505.10    316,942.07           3,521,544.84

(viii) Investor Charge-Offs                                      0.00           0.00          0.00                   0.00

(ix)   Reimbursed Investor Charge-Offs/Reductions                0.00           0.00          0.00

(x)    Net Servicing Fee                                   541,666.67      45,138.33     58,036.27             644,841.27

(xi)   Portfolio Yield (Net of Defaulted Receivables)*                                                              9.26%

(xii)  Reallocated Monthly Principal                                            0.00          0.00                   0.00

(xiii) Closing Investor Interest (Class A Adjusted)    650,000,000.00  54,166,000.00 69,643,524.00         773,809,524.00

(xiv)  LIBOR                                                                                                     1.38125%

(xv)   Principal Funding Account Balance                                                                             0.00

(xvii) Accumulation Shortfall                                                                                        0.00

(xviii)Principal Funding Investment Proceeds                                                                         0.00

(xx)   Principal Investment Funding Shortfall                                                                        0.00

(xxi)  Available Funds                                   7,322,630.71     610,211.72    784,575.09           8,717,417.52

(xxii) Certificate Rate                                      1.54125%       1.74125%      2.23125%
--------------------------------------------------------------------------------------------------------------------------

* Effective with the November 02 Monthly Period, the yield from the Collections of Finance Charge Receivables portion of the Portfolio Yield is annualized based on a 365 day year / actual number of days in the calendar month.

       By:
               ----------------------------------------
       Name:   Patricia M. Garvey
       Title:  Vice President

                         Chase Manhattan Bank USA, N.A.
                      Monthly Certificateholder's Statement

                         Chase Credit Card Master Trust
                                  Series 1999-1

                                                 Distribution Date:   12/16/2002
                                                 Period Type:          Revolving

Section 5.2 - Supplement                                  Class A        Class B      Collateral             Total
--------------------------------------------------------------------------------------------------------------------------
(i)    Monthly Principal Distributed                             0.00           0.00          0.00                   0.00

(ii)   Monthly Interest Distributed                        995,390.63      95,327.69    171,693.64           1,262,411.95
       Deficiency Amounts                                        0.00           0.00                                 0.00
       Additional Interest                                       0.00           0.00                                 0.00
       Accrued and Unpaid Interest                                                            0.00                   0.00

(iii)  Collections of Principal Receivables            103,303,535.78   8,608,627.98 11,068,236.00         122,980,399.76

(iv)   Collections of Finance Charge Receivables         9,074,189.28     756,182.44    972,234.57          10,802,606.29

(v)    Aggregate Amount of Principal Receivables                                                        32,019,190,777.91

                                    Investor Interest  750,000,000.00  62,500,000.00 80,357,143.00         892,857,143.00
                                    Adjusted Interest  750,000,000.00  62,500,000.00 80,357,143.00         892,857,143.00

                                             Series
       Floating Investor Percentage              2.79%         84.00%          7.00%         9.00%                100.00%
       Fixed Investor Percentage                 2.79%         84.00%          7.00%         9.00%                100.00%

(vi)   Receivables Delinquent (As % of Total Receivables)
               Current                                                                                             95.54%
               30 to 59 days                                                                                        1.43%
               60 to 89 days                                                                                        1.07%
               90 or more days                                                                                      1.96%
                                                                                                       -------------------
                                    Total Receivables                                                             100.00%

(vii)  Investor Default Amount                           3,413,189.61     284,432.47    365,698.89           4,063,320.97

(viii) Investor Charge-Offs                                      0.00           0.00          0.00                   0.00

(ix)   Reimbursed Investor Charge-Offs/Reductions                0.00           0.00          0.00

(x)    Net Servicing Fee                                   625,000.00      52,083.33     66,964.29             744,047.62

(xi)   Portfolio Yield (Net of Defaulted Receivables)*                                                              9.26%

(xii)  Reallocated Monthly Principal                                            0.00          0.00                   0.00

(xiii) Closing Investor Interest (Class A Adjusted)    750,000,000.00  62,500,000.00 80,357,143.00         892,857,143.00

(xiv)  LIBOR                                                                                                     1.38125%

(xv)   Principal Funding Account Balance                                                                             0.00

(xvii) Accumulation Shortfall                                                                                        0.00

(xviii)Principal Funding Investment Proceeds                                                                         0.00

(xx)   Principal Investment Funding Shortfall                                                                        0.00

(xxi)  Available Funds                                   8,449,189.28     704,099.11    905,270.28          10,058,558.67

(xxii) Certificate Rate                                      1.54125%       1.77125%      2.58125%
--------------------------------------------------------------------------------------------------------------------------

* Effective with the November 02 Monthly Period, the yield from the Collections of Finance Charge Receivables portion of the Portfolio Yield is annualized based on a 365 day year / actual number of days in the calendar month.

       By:
               ----------------------------------------
       Name:   Patricia M. Garvey
       Title:  Vice President

                         Chase Manhattan Bank USA, N.A.
                      Monthly Certificateholder's Statement

                         Chase Credit Card Master Trust
                                  Series 1999-3

                                                 Distribution Date:   12/16/2002
                                                 Period Type:          Revolving

Section 5.2 - Supplement                                                                                     Total
--------------------------------------------------------------------------------------------------------------------------
(i)    Monthly Principal Distributed                             0.00                                                0.00

(ii)   Monthly Interest Distributed
       Class A Note Interest Requirement                 4,717,500.00
       Class B Note Interest Requirement                   279,708.54
       Net Class C Note Interest Requirement                94,263.90                                        5,091,472.45

(iii)  Collections of Principal Receivables                                                                133,042,557.66

(iv)   Collections of Finance Charge Receivables                                                            11,686,466.89

(v)    Aggregate Amount of Principal Receivables                                                        32,019,190,777.91

                        Investor Interest                                                                  965,910,000.00
                        Adjusted Interest                                                                  965,910,000.00

       Floating Investor Percentage                                                                                 3.02%
       Fixed Investor Percentage                                                                                    3.02%

(vi)   Receivables Delinquent (As % of Total Receivables)
               Current                                                                                             95.54%
               30 to 59 days                                                                                        1.43%
               60 to 89 days                                                                                        1.07%
               90 or more days                                                                                      1.96%
                                                                                                       -------------------
                                          Total Receivables                                                       100.00%

(vii)  Investor Default Amount                                                                               4,395,778.64

(viii) Investor Charge-Offs                                                                                          0.00

(ix)   Reimbursed Investor Charge-Offs                                                                               0.00

(x)    Net Servicing Fee                                                                                       804,925.00

(xi)   Portfolio Yield (Net of Defaulted Receivables)*                                                              9.26%

(xii)  Reallocated Monthly Principal                                                                                 0.00

(xiii) Accumulation Shortfall                                                                                        0.00

(xiv)  Principal Funding Investment Proceeds                                                                         0.00

(xv)   Principal Funding Investment Shortfall                                                                        0.00

(xvi)  Available Investor Finance Charge Collections                                                        10,881,541.89

(xxii) Note Rate                          Class A            6.66000%
                                          Class B            6.95000%
                                          Class C            2.33125%
--------------------------------------------------------------------------------------------------------------------------

* Effective with the November 02 Monthly Period, the yield from the Collections of Finance Charge Receivables portion of the Portfolio Yield is annualized based on a 365 day year / actual number of days in the calendar month.

       By:
               ----------------------------------------
       Name:   Patricia M. Garvey
       Title:  Vice President

                         Chase Manhattan Bank USA, N.A.
                      Monthly Certificateholder's Statement

                         Chase Credit Card Master Trust
                                  Series 2000-1

                                                 Distribution Date:   12/16/2002
                                                 Period Type:          Revolving

Section 5.2 - Supplement                                                                                      Total
---------------------------------------------------------------------------------------------------------------------------
(i)    Monthly Principal Distributed                               0.00                                               0.00

(ii)   Monthly Interest Distributed
       Class A Note Interest Requirement                   1,001,848.96
       Class B Note Interest Requirement                      93,174.91
       Net Class C Note Interest Requirement                 136,508.25                                       1,231,532.12

(iii)  Collections of Principal Receivables                                                                 122,980,380.06

(iv)   Collections of Finance Charge Receivables                                                             10,802,604.56

(v)    Aggregate Amount of Principal Receivables                                                         32,019,190,777.91

                        Investor Interest                                                                   892,857,000.00
                        Adjusted Interest                                                                   892,857,000.00

       Floating Investor Percentage                                                                                  2.79%
       Fixed Investor Percentage                                                                                     2.79%

(vi)   Receivables Delinquent (As % of Total Receivables)
               Current                                                                                              95.54%
               30 to 59 days                                                                                         1.43%
               60 to 89 days                                                                                         1.07%
               90 or more days                                                                                       1.96%
                                                                                                        -------------------
                                          Total Receivables                                                        100.00%

(vii)  Investor Default Amount                                                                                4,063,320.32

(viii) Investor Charge-Offs                                                                                           0.00

(ix)   Reimbursed Investor Charge-Offs                                                                                0.00

(x)    Net Servicing Fee                                                                                        744,047.50

(xi)   Portfolio Yield (Net of Defaulted Receivables)*                                                               9.26%

(xii)  Reallocated Monthly Principal                                                                                  0.00

(xiii) Accumulation Shortfall                                                                                         0.00

(xiv)  Principal Funding Investment Proceeds                                                                          0.00

(xv)   Principal Funding Investment Shortfall                                                                         0.00

(xvi)  Available Investor Finance Charge Collections                                                         10,058,557.06

(xxii) Note Rate                          Class A              1.55125%
                                          Class B              1.73125%
                                          Class C              2.11125%
---------------------------------------------------------------------------------------------------------------------------

* Effective with the November 02 Monthly Period, the yield from the Collections of Finance Charge Receivables portion of the Portfolio Yield is annualized based on a 365 day year / actual number of days in the calendar month.

       By:
               ----------------------------------------
       Name:   Patricia M. Garvey
       Title:  Vice President

                         Chase Manhattan Bank USA, N.A.
                      Monthly Certificateholder's Statement

                         Chase Credit Card Master Trust
                                  Series 2000-2

                                                 Distribution Date:   12/16/2002
                                                 Period Type:          Revolving

Section 5.2 - Supplement                                                                                      Total
---------------------------------------------------------------------------------------------------------------------------
(i)    Monthly Principal Distributed                               0.00                                               0.00

(ii)   Monthly Interest Distributed
       Class A Note Interest Requirement                   1,147,968.75
       Class B Note Interest Requirement                     107,934.90
       Net Class C Note Interest Requirement                 159,659.17                                       1,415,562.81

(iii)  Collections of Principal Receivables                                                                 147,576,538.71

(iv)   Collections of Finance Charge Receivables                                                             12,963,132.73

(v)    Aggregate Amount of Principal Receivables                                                         32,019,190,777.91

                        Investor Interest                                                                 1,071,429,000.00
                        Adjusted Interest                                                                 1,071,429,000.00

       Floating Investor Percentage                                                                                  3.35%
       Fixed Investor Percentage                                                                                     3.35%

(vi)   Receivables Delinquent (As % of Total Receivables)
               Current                                                                                              95.54%
               30 to 59 days                                                                                         1.43%
               60 to 89 days                                                                                         1.07%
               90 or more days                                                                                       1.96%
                                                                                                        -------------------
                                          Total Receivables                                                        100.00%

(vii)  Investor Default Amount                                                                                4,875,987.11

(viii) Investor Charge-Offs                                                                                           0.00

(ix)   Reimbursed Investor Charge-Offs                                                                                0.00

(x)    Net Servicing Fee                                                                                        892,857.50

(xi)   Portfolio Yield (Net of Defaulted Receivables)*                                                               9.26%

(xii)  Reallocated Monthly Principal                                                                                  0.00

(xiii) Accumulation Shortfall                                                                                         0.00

(xiv)  Principal Funding Investment Proceeds                                                                          0.00

(xv)   Principal Funding Investment Shortfall                                                                         0.00

(xvi)  Available Investor Finance Charge Collections                                                         12,070,275.23

(xxii) Note Rate                          Class A              1.48125%
                                          Class B              1.67125%
                                          Class C              2.06125%
---------------------------------------------------------------------------------------------------------------------------

* Effective with the November 02 Monthly Period, the yield from the Collections of Finance Charge Receivables portion of the Portfolio Yield is annualized based on a 365 day year / actual number of days in the calendar month.

       By:
               ----------------------------------------
       Name:   Patricia M. Garvey
       Title:  Vice President

                         Chase Manhattan Bank USA, N.A.
                      Monthly Certificateholder's Statement

                         Chase Credit Card Master Trust
                                  Series 2000-3

                                                 Distribution Date:   12/16/2002
                                                 Period Type:          Revolving

Section 5.2 - Supplement                                                                                      Total
---------------------------------------------------------------------------------------------------------------------------
(i)    Monthly Principal Distributed                               0.00                                               0.00

(ii)   Monthly Interest Distributed
       Class A Note Interest Requirement                     976,015.63
       Class B Note Interest Requirement                      93,174.91
       Net Class C Note Interest Requirement                 134,432.34                                       1,203,622.88

(iii)  Collections of Principal Receivables                                                                 122,980,380.06

(iv)   Collections of Finance Charge Receivables                                                             10,802,604.56

(v)    Aggregate Amount of Principal Receivables                                                         32,019,190,777.91

                        Investor Interest                                                                   892,857,000.00
                        Adjusted Interest                                                                   892,857,000.00

       Floating Investor Percentage                                                                                  2.79%
       Fixed Investor Percentage                                                                                     2.79%

(vi) Receivables Delinquent (As % of Total Receivables)
               Current                                                                                              95.54%
               30 to 59 days                                                                                         1.43%
               60 to 89 days                                                                                         1.07%
               90 or more days                                                                                       1.96%
                                                                                                        -------------------
                                          Total Receivables                                                        100.00%

(vii)  Investor Default Amount                                                                                4,063,320.32

(viii) Investor Charge-Offs                                                                                           0.00

(ix)   Reimbursed Investor Charge-Offs                                                                                0.00

(x)    Net Servicing Fee                                                                                        744,047.50

(xi)   Portfolio Yield (Net of Defaulted Receivables)*                                                               9.26%

(xii)  Reallocated Monthly Principal                                                                                  0.00

(xiii) Accumulation Shortfall                                                                                         0.00

(xiv)  Principal Funding Investment Proceeds                                                                          0.00

(xv)   Principal Funding Investment Shortfall                                                                         0.00

(xvi)  Available Investor Finance Charge Collections                                                         10,058,557.06

(xxii) Note Rate                          Class A              1.51125%
                                          Class B              1.73125%
                                          Class C              2.08125%
---------------------------------------------------------------------------------------------------------------------------

* Effective with the November 02 Monthly Period, the yield from the Collections of Finance Charge Receivables portion of the Portfolio Yield is annualized based on a 365 day year / actual number of days in the calendar month.

       By:
               ----------------------------------------
       Name:   Patricia M. Garvey
       Title:  Vice President

                         Chase Manhattan Bank USA, N.A.
                      Monthly Certificateholder's Statement

                         Chase Credit Card Master Trust
                                  Series 2001-1

                                                 Distribution Date:   12/16/2002
                                                 Period Type:          Revolving

Section 5.2 - Supplement                                                                                      Total
---------------------------------------------------------------------------------------------------------------------------
(i)    Monthly Principal Distributed                               0.00                                               0.00

(ii)   Monthly Interest Distributed
       Class A Note Interest Requirement                     935,315.21
       Class B Note Interest Requirement                      91,264.32
       Net Class C Note Interest Requirement                 137,861.07                                       1,164,440.61

(iii)  Collections of Principal Receivables                                                                 117,077,340.55

(iv)   Collections of Finance Charge Receivables                                                             10,284,081.19

(v)    Aggregate Amount of Principal Receivables                                                         32,019,190,777.91

                        Investor Interest                                                                   850,000,000.00
                        Adjusted Interest                                                                   850,000,000.00

       Floating Investor Percentage                                                                                  2.65%
       Fixed Investor Percentage                                                                                     2.65%

(vi)   Receivables Delinquent (As % of Total Receivables)
               Current                                                                                              95.54%
               30 to 59 days                                                                                         1.43%
               60 to 89 days                                                                                         1.07%
               90 or more days                                                                                       1.96%
                                                                                                        -------------------
                                          Total Receivables                                                        100.00%

(vii)  Investor Default Amount                                                                                3,868,281.56

(viii) Investor Charge-Offs                                                                                           0.00

(ix)   Reimbursed Investor Charge-Offs                                                                                0.00

(x)    Net Servicing Fee                                                                                        708,333.33

(xi)   Portfolio Yield (Net of Defaulted Receivables)*                                                               9.26%

(xii)  Reallocated Monthly Principal                                                                                  0.00

(xiii) Accumulation Shortfall                                                                                         0.00

(xiv)  Principal Funding Investment Proceeds                                                                          0.00

(xv)   Principal Funding Investment Shortfall                                                                         0.00

(xvi)  Available Investor Finance Charge Collections                                                          9,575,747.86

(xxii) Note Rate                          Class A              1.52125%
                                          Class B              1.78125%
                                          Class C              2.23125%
---------------------------------------------------------------------------------------------------------------------------

* Effective with the November 02 Monthly Period, the yield from the Collections of Finance Charge Receivables portion of the Portfolio Yield is annualized based on a 365 day year / actual number of days in the calendar month.

       By:
               ----------------------------------------
       Name:   Patricia M. Garvey
       Title:  Vice President

                         Chase Manhattan Bank USA, N.A.
                      Monthly Certificateholder's Statement

                         Chase Credit Card Master Trust
                                  Series 2001-2

                                                 Distribution Date:   12/16/2002
                                                 Period Type:          Revolving

Section 5.2 - Supplement                                                                                      Total
---------------------------------------------------------------------------------------------------------------------------
(i)    Monthly Principal Distributed                               0.00                                               0.00

(ii)   Monthly Interest Distributed
       Class A Note Interest Requirement                     646,371.53
       Class B Note Interest Requirement                      62,474.41
       Net Class C Note Interest Requirement                  98,849.04                                         807,694.97

(iii)  Collections of Principal Receivables                                                                  81,986,920.04

(iv)   Collections of Finance Charge Receivables                                                              7,201,736.37

(v)    Aggregate Amount of Principal Receivables                                                         32,019,190,777.91

                        Investor Interest                                                                   595,238,000.00
                        Adjusted Interest                                                                   595,238,000.00

       Floating Investor Percentage                                                                                  1.86%
       Fixed Investor Percentage                                                                                     1.86%

(vi)   Receivables Delinquent (As % of Total Receivables)
               Current                                                                                              95.54%
               30 to 59 days                                                                                         1.43%
               60 to 89 days                                                                                         1.07%
               90 or more days                                                                                       1.96%
                                                                                                        -------------------
                                          Total Receivables                                                        100.00%

(vii)  Investor Default Amount                                                                                2,708,880.21

(viii) Investor Charge-Offs                                                                                           0.00

(ix)   Reimbursed Investor Charge-Offs                                                                                0.00

(x)    Net Servicing Fee                                                                                        496,031.67

(xi)   Portfolio Yield (Net of Defaulted Receivables)*                                                               9.26%

(xii)  Reallocated Monthly Principal                                                                                  0.00

(xiii) Accumulation Shortfall                                                                                         0.00

(xiv)  Principal Funding Investment Proceeds                                                                          0.00

(xv)   Principal Funding Investment Shortfall                                                                         0.00

(xvi)  Available Investor Finance Charge Collections                                                          6,705,704.71

(xxii) Note Rate                          Class A              1.50125%
                                          Class B              1.74125%
                                          Class C              2.28125%
---------------------------------------------------------------------------------------------------------------------------

* Effective with the November 02 Monthly Period, the yield from the Collections of Finance Charge Receivables portion of the Portfolio Yield is annualized based on a 365 day year / actual number of days in the calendar month.

       By:
               ----------------------------------------
       Name:   Patricia M. Garvey
       Title:  Vice President

                         Chase Manhattan Bank USA, N.A.
                      Monthly Certificateholder's Statement

                         Chase Credit Card Master Trust
                                  Series 2001-3

                                                 Distribution Date:   12/16/2002
                                                 Period Type:          Revolving

Section 5.2 - Supplement                                                                                      Total
---------------------------------------------------------------------------------------------------------------------------
(i)    Monthly Principal Distributed                               0.00                                               0.00

(ii)   Monthly Interest Distributed
       Class A Note Interest Requirement                     937,265.63
       Class B Note Interest Requirement                      92,636.72
       Net Class C Note Interest Requirement                 144,811.79                                       1,174,714.13

(iii)  Collections of Principal Receivables                                                                 122,980,380.06

(iv)   Collections of Finance Charge Receivables                                                             10,802,604.56

(v)    Aggregate Amount of Principal Receivables                                                         32,019,190,777.91

                        Investor Interest                                                                   892,857,000.00
                        Adjusted Interest                                                                   892,857,000.00

       Floating Investor Percentage                                                                                  2.79%
       Fixed Investor Percentage                                                                                     2.79%

(vi)   Receivables Delinquent (As % of Total Receivables)
               Current                                                                                              95.54%
               30 to 59 days                                                                                         1.43%
               60 to 89 days                                                                                         1.07%
               90 or more days                                                                                       1.96%
                                                                                                        -------------------
                                          Total Receivables                                                        100.00%

(vii)  Investor Default Amount                                                                                4,063,320.32

(viii) Investor Charge-Offs                                                                                           0.00

(ix)   Reimbursed Investor Charge-Offs                                                                                0.00

(x)    Net Servicing Fee                                                                                        744,047.50

(xi)   Portfolio Yield (Net of Defaulted Receivables)*                                                               9.26%

(xii)  Reallocated Monthly Principal                                                                                  0.00

(xiii) Accumulation Shortfall                                                                                         0.00

(xiv)  Principal Funding Investment Proceeds                                                                          0.00

(xv)   Principal Funding Investment Shortfall                                                                         0.00

(xvi)  Available Investor Finance Charge Collections                                                         10,058,557.06

(xxii) Note Rate                          Class A              1.45125%
                                          Class B              1.72125%
                                          Class C              2.23125%
---------------------------------------------------------------------------------------------------------------------------

* Effective with the November 02 Monthly Period, the yield from the Collections of Finance Charge Receivables portion of the Portfolio Yield is annualized based on a 365 day year / actual number of days in the calendar month.

       By:
               ----------------------------------------
       Name:   Patricia M. Garvey
       Title:  Vice President

                         Chase Manhattan Bank USA, N.A.
                      Monthly Certificateholder's Statement

                         Chase Credit Card Master Trust
                                  Series 2001-4

                                                 Distribution Date:   12/16/2002
                                                 Period Type:          Revolving

Section 5.2 - Supplement                                                                                      Total
---------------------------------------------------------------------------------------------------------------------------
(i)    Monthly Principal Distributed                               0.00                                               0.00

(ii)   Monthly Distribution allocable to:
       Class A Note Interest Requirement                   1,089,014.50
       Class B Note Interest Requirement                     106,164.24
       Net Class C Note Interest Requirement                 166,064.51                                       1,361,243.24

(iii)  Collections of Principal Receivables                                                                 137,738,047.70

(iv)   Collections of Finance Charge Receivables                                                             12,098,919.05

(v)    Aggregate Amount of Principal Receivables                                                         32,019,190,777.91

                        Investor Interest                                                                 1,000,000,000.00
                        Adjusted Interest                                                                 1,000,000,000.00

       Floating Investor Percentage                                                                                  3.12%
       Fixed Investor Percentage                                                                                     3.12%

(vi)   Receivables Delinquent (As % of Total Receivables)
               Current                                                                                              95.54%
               30 to 59 days                                                                                         1.43%
               60 to 89 days                                                                                         1.07%
               90 or more days                                                                                       1.96%
                                                                                                        -------------------
                                          Total Receivables                                                        100.00%

(vii)  Investor Default Amount                                                                                4,550,919.48

(viii) Investor Charge-Offs                                                                                           0.00

(ix)   Reimbursed Investor Charge-Offs                                                                                0.00

(x)    Net Servicing Fee                                                                                        833,333.33

(xi)   Portfolio Yield (Net of Defaulted Receivables)*                                                               9.26%

(xii)  Reallocated Monthly Principal                                                                                  0.00

(xiii) Accumulation Shortfall                                                                                         0.00

(xiv)  Principal Funding Investment Proceeds                                                                          0.00

(xv)   Principal Funding Investment Shortfall                                                                         0.00

(xvi)  Available Investor Finance Charge Collections                                                         11,265,585.71

(xxii) Note Rate                          Class A              5.50000%
                                          Class B              1.76125%
                                          Class C              2.28125%
---------------------------------------------------------------------------------------------------------------------------

* Effective with the November 02 Monthly Period, the yield from the Collections of Finance Charge Receivables portion of the Portfolio Yield is annualized based on a 365 day year / actual number of days in the calendar month.

       By:
               ----------------------------------------
       Name:   Patricia M. Garvey
       Title:  Vice President

                         Chase Manhattan Bank USA, N.A.
                      Monthly Certificateholder's Statement

                         Chase Credit Card Master Trust
                                  Series 2001-5

                                                 Distribution Date:   12/16/2002
                                                 Period Type:          Revolving

Section 5.2 - Supplement                                                                                      Total
---------------------------------------------------------------------------------------------------------------------------
(i)    Monthly Principal Distributed                               0.00                                               0.00

(ii)   Monthly Interest Distributed
       Class A Note Interest Requirement                   1,607,156.25
       Class B Note Interest Requirement                     165,575.52
       Net Class C Note Interest Requirement                 260,721.79                                       2,033,453.56

(iii)  Collections of Principal Receivables                                                                 206,607,071.56

(iv)   Collections of Finance Charge Receivables                                                             18,148,378.57

(v)    Aggregate Amount of Principal Receivables                                                         32,019,190,777.91

                        Investor Interest                                                                 1,500,000,000.00
                        Adjusted Interest                                                                 1,500,000,000.00

       Floating Investor Percentage                                                                                  4.68%
       Fixed Investor Percentage                                                                                     4.68%

(vi)   Receivables Delinquent (As % of Total Receivables)
               Current                                                                                              95.54%
               30 to 59 days                                                                                         1.43%
               60 to 89 days                                                                                         1.07%
               90 or more days                                                                                       1.96%
                                                                                                        -------------------
                                          Total Receivables                                                        100.00%

(vii)  Investor Default Amount                                                                                6,826,379.22

(viii) Investor Charge-Offs                                                                                           0.00

(ix)   Reimbursed Investor Charge-Offs                                                                                0.00

(x)    Net Servicing Fee                                                                                      1,250,000.00

(xi)   Portfolio Yield (Net of Defaulted Receivables)*                                                               9.26%

(xii)  Reallocated Monthly Principal                                                                                  0.00

(xiii) Accumulation Shortfall                                                                                         0.00

(xiv)  Principal Funding Investment Proceeds                                                                          0.00

(xv)   Principal Funding Investment Shortfall                                                                         0.00

(xvi)  Available Investor Finance Charge Collections                                                         16,898,378.57

(xxii) Note Rate                          Class A              1.48125%
                                          Class B              1.83125%
                                          Class C              2.38125%
---------------------------------------------------------------------------------------------------------------------------

* Effective with the November 02 Monthly Period, the yield from the Collections of Finance Charge Receivables portion of the Portfolio Yield is annualized based on a 365 day year / actual number of days in the calendar month.

       By:
               ----------------------------------------
       Name:   Patricia M. Garvey
       Title:  Vice President

                         Chase Manhattan Bank USA, N.A.
                      Monthly Certificateholder's Statement

                         Chase Credit Card Master Trust
                                  Series 2001-6

                                                 Distribution Date:   12/16/2002
                                                 Period Type:          Revolving

Section 5.2 - Supplement                                                                                      Total
---------------------------------------------------------------------------------------------------------------------------
(i)    Monthly Principal Distributed                               0.00                                               0.00

(ii)   Monthly Interest Distributed
       Class A Note Interest Requirement                   1,311,765.00
       Class B Note Interest Requirement                     134,630.42
       Net Class C Note Interest Requirement                 217,877.39                                       1,664,272.81

(iii)  Collections of Principal Receivables                                                                 165,285,657.25

(iv)   Collections of Finance Charge Receivables                                                             14,518,702.85

(v)    Aggregate Amount of Principal Receivables                                                         32,019,190,777.91

                        Investor Interest                                                                 1,200,000,000.00
                        Adjusted Interest                                                                 1,200,000,000.00

       Floating Investor Percentage                                                                                  3.75%
       Fixed Investor Percentage                                                                                     3.75%

(vi)   Receivables Delinquent (As % of Total Receivables)
               Current                                                                                              95.54%
               30 to 59 days                                                                                         1.43%
               60 to 89 days                                                                                         1.07%
               90 or more days                                                                                       1.96%
                                                                                                        -------------------
                                          Total Receivables                                                        100.00%

(vii)  Investor Default Amount                                                                                5,461,103.38

(viii) Investor Charge-Offs                                                                                           0.00

(ix)   Reimbursed Investor Charge-Offs                                                                                0.00

(x)    Net Servicing Fee                                                                                      1,000,000.00

(xi)   Portfolio Yield (Net of Defaulted Receivables)*                                                               9.26%

(xii)  Reallocated Monthly Principal                                                                                  0.00

(xiii) Accumulation Shortfall                                                                                         0.00

(xiv)  Principal Funding Investment Proceeds                                                                          0.00

(xv)   Principal Funding Investment Shortfall                                                                         0.00

(xvi)  Available Investor Finance Charge Collections                                                         13,518,702.85

(xxii) Note Rate                          Class A              1.51125%
                                          Class B              1.86125%
                                          Class C              2.48125%
---------------------------------------------------------------------------------------------------------------------------

* Effective with the November 02 Monthly Period, the yield from the Collections of Finance Charge Receivables portion of the Portfolio Yield is annualized based on a 365 day year / actual number of days in the calendar month.

       By:
               ----------------------------------------
       Name:   Patricia M. Garvey
       Title:  Vice President

                         Chase Manhattan Bank USA, N.A.
                      Monthly Certificateholder's Statement

                         Chase Credit Card Master Trust
                                  Series 2002-1

                                                 Distribution Date:   12/16/2002
                                                 Period Type:          Revolving

Section 5.2 - Supplement                                                                                      Total
---------------------------------------------------------------------------------------------------------------------------
(i)    Monthly Principal Distributed                               0.00                                               0.00

(ii)   Monthly Interest Distributed
       Class A Note Interest Requirement                   1,071,437.50
       Class B Note Interest Requirement                     106,767.01
       Net Class C Note Interest Requirement                 172,264.51                                       1,350,469.02

(iii)  Collections of Principal Receivables                                                                 137,738,047.70

(iv)   Collections of Finance Charge Receivables                                                             12,098,919.05

(v)    Aggregate Amount of Principal Receivables                                                         32,019,190,777.91

                        Investor Interest                                                                 1,000,000,000.00
                        Adjusted Interest                                                                 1,000,000,000.00

       Floating Investor Percentage                                                                                  3.12%
       Fixed Investor Percentage                                                                                     3.12%

(vi)   Receivables Delinquent (As % of Total Receivables)
               Current                                                                                              95.54%
               30 to 59 days                                                                                         1.43%
               60 to 89 days                                                                                         1.07%
               90 or more days                                                                                       1.96%
                                                                                                        -------------------
                                          Total Receivables                                                        100.00%

(vii)  Investor Default Amount                                                                                4,550,919.48

(viii) Investor Charge-Offs                                                                                           0.00

(ix)   Reimbursed Investor Charge-Offs                                                                                0.00

(x)    Net Servicing Fee                                                                                        833,333.33

(xi)   Portfolio Yield (Net of Defaulted Receivables)*                                                               9.26%

(xii)  Reallocated Monthly Principal                                                                                  0.00

(xiii) Accumulation Shortfall                                                                                         0.00

(xiv)  Principal Funding Investment Proceeds                                                                          0.00

(xv)   Principal Funding Investment Shortfall                                                                         0.00

(xvi)  Available Investor Finance Charge Collections                                                         11,265,585.71

(xxii) Note Rate                          Class A              1.48125%
                                          Class B              1.77125%
                                          Class C              2.36125%
---------------------------------------------------------------------------------------------------------------------------

* Effective with the November 02 Monthly Period, the yield from the Collections of Finance Charge Receivables portion of the Portfolio Yield is annualized based on a 365 day year / actual number of days in the calendar month.

       By:
               ----------------------------------------
       Name:   Patricia M. Garvey
       Title:  Vice President

                         Chase Manhattan Bank USA, N.A.
                      Monthly Certificateholder's Statement

                         Chase Credit Card Master Trust
                                  Series 2002-2

                                                 Distribution Date:   12/16/2002
                                                 Period Type:          Revolving

Section 5.2 - Supplement                                                                                      Total
---------------------------------------------------------------------------------------------------------------------------
(i)    Monthly Principal Distributed                               0.00                                               0.00

(ii)   Monthly Interest Distributed
       Class A Note Interest Requirement                   1,449,379.17
       Class B Note Interest Requirement                     144,410.49
       Net Class C Note Interest Requirement                 232,490.34                                       1,826,279.99

(iii)  Collections of Principal Receivables                                                                 192,833,266.79

(iv)   Collections of Finance Charge Receivables                                                             16,938,486.66

(v)    Aggregate Amount of Principal Receivables                                                         32,019,190,777.91

                        Investor Interest                                                                 1,400,000,000.00
                        Adjusted Interest                                                                 1,400,000,000.00

       Floating Investor Percentage                                                                                  4.37%
       Fixed Investor Percentage                                                                                     4.37%

(vi)   Receivables Delinquent (As % of Total Receivables)
               Current                                                                                              95.54%
               30 to 59 days                                                                                         1.43%
               60 to 89 days                                                                                         1.07%
               90 or more days                                                                                       1.96%
                                                                                                        -------------------
                                          Total Receivables                                                        100.00%

(vii)  Investor Default Amount                                                                                6,371,287.28

(viii) Investor Charge-Offs                                                                                           0.00

(ix)   Reimbursed Investor Charge-Offs                                                                                0.00

(x)    Net Servicing Fee                                                                                      1,166,666.67

(xi)   Portfolio Yield (Net of Defaulted Receivables)*                                                               9.26%

(xii)  Reallocated Monthly Principal                                                                                  0.00

(xiii) Accumulation Shortfall                                                                                         0.00

(xiv)  Principal Funding Investment Proceeds                                                                          0.00

(xv)   Principal Funding Investment Shortfall                                                                         0.00

(xvi)  Available Investor Finance Charge Collections                                                         15,771,820.00

(xxii) Note  Rate                         Class A              1.43125%
                                          Class B              1.71125%
                                          Class C              2.28125%
---------------------------------------------------------------------------------------------------------------------------

* Effective with the November 02 Monthly Period, the yield from the Collections of Finance Charge Receivables portion of the Portfolio Yield is annualized based on a 365 day year / actual number of days in the calendar month.

       By:
               ----------------------------------------
       Name:   Patricia M. Garvey
       Title:  Vice President

                         Chase Manhattan Bank USA, N.A.
                      Monthly Certificateholder's Statement

                         Chase Credit Card Master Trust
                                  Series 2002-3

                                                 Distribution Date:   12/16/2002
                                                 Period Type:          Revolving

Section 5.2 - Supplement                                                                                      Total
---------------------------------------------------------------------------------------------------------------------------
(i)    Monthly Principal Distributed                               0.00                                               0.00

(ii)   Monthly Interest Distributed
       Class A Note Interest Requirement                   1,683,106.25
       Class B Note Interest Requirement                     165,575.52
       Net Class C Note Interest Requirement                 264,209.29                                       2,112,891.06

(iii)  Collections of Principal Receivables                                                                 206,607,071.56

(iv)   Collections of Finance Charge Receivables                                                             18,148,378.57

(v)    Aggregate Amount of Principal Receivables                                                         32,019,190,777.91

                        Investor Interest                                                                 1,500,000,000.00
                        Adjusted Interest                                                                 1,500,000,000.00

       Floating Investor Percentage                                                                                  4.68%
       Fixed Investor Percentage                                                                                     4.68%

(vi)   Receivables Delinquent (As % of Total Receivables)
               Current                                                                                              95.54%
               30 to 59 days                                                                                         1.43%
               60 to 89 days                                                                                         1.07%
               90 or more days                                                                                       1.96%
                                                                                                        -------------------
                                          Total Receivables                                                        100.00%

(vii)  Investor Default Amount                                                                                6,826,379.22

(viii) Investor Charge-Offs                                                                                           0.00

(ix)   Reimbursed Investor Charge-Offs                                                                                0.00

(x)    Net Servicing Fee                                                                                      1,250,000.00

(xi)   Portfolio Yield (Net of Defaulted Receivables)*                                                               9.26%

(xii)  Reallocated Monthly Principal                                                                                  0.00

(xiii) Accumulation Shortfall                                                                                         0.00

(xiv)  Principal Funding Investment Proceeds                                                                          0.00

(xv)   Principal Funding Investment Shortfall                                                                         0.00

(xvi)  Available Investor Finance Charge Collections                                                         16,898,378.57

(xxii) Note Rate                          Class A              1.55125%
                                          Class B              1.83125%
                                          Class C              2.41125%
---------------------------------------------------------------------------------------------------------------------------

* Effective with the November 02 Monthly Period, the yield from the Collections of Finance Charge Receivables portion of the Portfolio Yield is annualized based on a 365 day year / actual number of days in the calendar month.

       By:
               ----------------------------------------
       Name:   Patricia M. Garvey
       Title:  Vice President

                         Chase Manhattan Bank USA, N.A.
                      Monthly Certificateholder's Statement

                         Chase Credit Card Master Trust
                                  Series 2002-4

                                                 Distribution Date:   12/16/2002
                                                 Period Type:          Revolving

Section 5.2 - Supplement                                                                                      Total
---------------------------------------------------------------------------------------------------------------------------
(i)    Monthly Principal Distributed                               0.00                                               0.00

(ii)   Monthly Interest Distributed
       Class A Note Interest Requirement                   1,552,906.25
       Class B Note Interest Requirement                     152,917.19
       Net Class C Note Interest Requirement                 242,121.79                                       1,947,945.23

(iii)  Collections of Principal Receivables                                                                 206,607,071.56

(iv)   Collections of Finance Charge Receivables                                                             18,148,378.57

(v)    Aggregate Amount of Principal Receivables                                                         32,019,190,777.91

                        Investor Interest                                                                 1,500,000,000.00
                        Adjusted Interest                                                                 1,500,000,000.00

       Floating Investor Percentage                                                                                  4.68%
       Fixed Investor Percentage                                                                                     4.68%

(vi)   Receivables Delinquent (As % of Total Receivables)
               Current                                                                                              95.54%
               30 to 59 days                                                                                         1.43%
               60 to 89 days                                                                                         1.07%
               90 or more days                                                                                       1.96%
                                                                                                        -------------------
                                          Total Receivables                                                        100.00%

(vii)  Investor Default Amount                                                                                6,826,379.22

(viii) Investor Charge-Offs                                                                                           0.00

(ix)   Reimbursed Investor Charge-Offs                                                                                0.00

(x)    Net Servicing Fee                                                                                      1,250,000.00

(xi)   Portfolio Yield (Net of Defaulted Receivables)*                                                               9.26%

(xii)  Reallocated Monthly Principal                                                                                  0.00

(xiii) Accumulation Shortfall                                                                                         0.00

(xiv)  Principal Funding Investment Proceeds                                                                          0.00

(xv)   Principal Funding Investment Shortfall                                                                         0.00

(xvi)  Available Investor Finance Charge Collections                                                         16,898,378.57

(xxii) Note  Rate                         Class A              1.43125%
                                          Class B              1.69125%
                                          Class C              2.22125%
---------------------------------------------------------------------------------------------------------------------------

* Effective with the November 02 Monthly Period, the yield from the Collections of Finance Charge Receivables portion of the Portfolio Yield is annualized based on a 365 day year / actual number of days in the calendar month.

       By:
               ----------------------------------------
       Name:   Patricia M. Garvey
       Title:  Vice President

                         Chase Manhattan Bank USA, N.A.
                      Monthly Certificateholder's Statement

                         Chase Credit Card Master Trust
                                  Series 2002-5

                                                 Distribution Date:   12/16/2002
                                                 Period Type:          Revolving

Section 5.2 - Supplement                                                                                      Total
---------------------------------------------------------------------------------------------------------------------------
(i)    Monthly Principal Distributed                               0.00                                               0.00

(ii)   Monthly Interest Distributed
       Class A Note Interest Requirement                   1,071,437.50
       Class B Note Interest Requirement                     104,958.68
       Net Class C Note Interest Requirement                 169,939.51                                       1,346,335.69

(iii)  Collections of Principal Receivables                                                                 137,738,047.70

(iv)   Collections of Finance Charge Receivables                                                             12,098,919.05

(v)    Aggregate Amount of Principal Receivables                                                         32,019,190,777.91

                        Investor Interest                                                                 1,000,000,000.00
                        Adjusted Interest                                                                 1,000,000,000.00

       Floating Investor Percentage                                                                                  3.12%
       Fixed Investor Percentage                                                                                     3.12%

(vi)   Receivables Delinquent (As % of Total Receivables)
               Current                                                                                              95.54%
               30 to 59 days                                                                                         1.43%
               60 to 89 days                                                                                         1.07%
               90 or more days                                                                                       1.96%
                                                                                                        -------------------
                                          Total Receivables                                                        100.00%

(vii)  Investor Default Amount                                                                                4,550,919.48

(viii) Investor Charge-Offs                                                                                           0.00

(ix)   Reimbursed Investor Charge-Offs                                                                                0.00

(x)    Net Servicing Fee                                                                                        833,333.33

(xi)   Portfolio Yield (Net of Defaulted Receivables)*                                                               9.26%

(xii)  Reallocated Monthly Principal                                                                                  0.00

(xiii) Accumulation Shortfall                                                                                         0.00

(xiv)  Principal Funding Investment Proceeds                                                                          0.00

(xv)   Principal Funding Investment Shortfall                                                                         0.00

(xvi)  Available Investor Finance Charge Collections                                                         11,265,585.71

(xxii) Note Rate                          Class A              1.48125%
                                          Class B              1.74125%
                                          Class C              2.33125%
---------------------------------------------------------------------------------------------------------------------------

* Effective with the November 02 Monthly Period, the yield from the Collections of Finance Charge Receivables portion of the Portfolio Yield is annualized based on a 365 day year / actual number of days in the calendar month.

       By:
               ----------------------------------------
       Name:   Patricia M. Garvey
       Title:  Vice President

                         Chase Manhattan Bank USA, N.A.
                      Monthly Certificateholder's Statement

                         Chase Credit Card Master Trust
                                  Series 2002-6

                                                 Distribution Date:   12/16/2002
                                                 Period Type:          Revolving

Section 5.2 - Supplement                                                                                      Total
---------------------------------------------------------------------------------------------------------------------------
(i)    Monthly Principal Distributed                               0.00                                               0.00

(ii)   Monthly Interest Distributed
       Class A Note Interest Requirement                   1,146,754.58
       Class B Note Interest Requirement                     114,791.49
       Net Class C Note Interest Requirement                 195,454.90                                       1,457,000.98

(iii)  Collections of Principal Receivables                                                                 151,511,852.47

(iv)   Collections of Finance Charge Receivables                                                             13,308,810.95

(v)    Aggregate Amount of Principal Receivables                                                         32,019,190,777.91

                        Investor Interest                                                                 1,100,000,000.00
                        Adjusted Interest                                                                 1,100,000,000.00

       Floating Investor Percentage                                                                                  3.44%
       Fixed Investor Percentage                                                                                     3.44%

(vi)   Receivables Delinquent (As % of Total Receivables)
               Current                                                                                              95.54%
               30 to 59 days                                                                                         1.43%
               60 to 89 days                                                                                         1.07%
               90 or more days                                                                                       1.96%
                                                                                                        -------------------
                                          Total Receivables                                                        100.00%

(vii)  Investor Default Amount                                                                                5,006,011.43

(viii) Investor Charge-Offs                                                                                           0.00

(ix)   Reimbursed Investor Charge-Offs                                                                                0.00

(x)    Net Servicing Fee                                                                                        916,666.67

(xi)   Portfolio Yield (Net of Defaulted Receivables)*                                                               9.26%

(xii)  Reallocated Monthly Principal                                                                                  0.00

(xiii) Accumulation Shortfall                                                                                         0.00

(xiv)  Principal Funding Investment Proceeds                                                                          0.00

(xv)   Principal Funding Investment Shortfall                                                                         0.00

(xvi)  Available Investor Finance Charge Collections                                                         12,392,144.28

(xxii) Note Rate                          Class A              1.44125%
                                          Class B              1.73125%
                                          Class C              2.43125%
---------------------------------------------------------------------------------------------------------------------------

* Effective with the November 02 Monthly Period, the yield from the Collections of Finance Charge Receivables portion of the Portfolio Yield is annualized based on a 365 day year / actual number of days in the calendar month.

       By:
               ----------------------------------------
       Name:   Patricia M. Garvey
       Title:  Vice President